Exhibit 99.3

                   SEVENTH AMENDMENT TO CREDIT AGREEMENT
                   AND AMENDMENT TO FORBEARANCE AGREEMENT

     This Seventh Amendment to Credit Agreement and Amendment to Forbearance Agreement, dated as of August 29, 2002 (this "Amendment"), is among ROHN INDUSTRIES, INC., a Delaware corporation (the "Parent"), each of the Parent's domestic Subsidiaries, as borrowers (together with the Parent, collectively the "Borrowers"), the Parent and each of the Parent's domestic Subsidiaries, as guarantors (the "Guarantors" and each a "Guarantor", and together with the Borrowers, collectively the "Credit Parties" and each a "Credit Party"), LASALLE BANK NATIONAL ASSOCIATION, as lender ("LaSalle"), NATIONAL CITY BANK, as lender ("NCB"), U.S. Bank (successor by merger to Firstar Bank), as lender ("US Bank"), Comerica Bank, as lender ("Comerica"), Associated Bank, N.A., as lender ("Associated Bank", and together with LaSalle, NCB, US Bank and Comerica, collectively the "Lenders"), LaSalle, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and NCB, as syndication agent for the Lenders (in such capacity, the "Syndication Agent", and together with the Administrative Agent, the "Agents"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Credit Agreement (as defined below).

                          PRELIMINARY STATEMENTS:
                          ----------------------

     1. The Credit Parties and the Lenders are parties to the Credit Agreement dated as of March 8, 2001 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), under which the Lenders provided the Borrowers with, among other things, a $53,000,000 credit facility.

     2. The Credit Parties and the Lenders are parties to the Forbearance Agreement dated as of April 25, 2002 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Forbearance Agreement"), pursuant to which the Lenders agreed to forbear until August 31, 2002 from exercising their rights under the Credit Agreement related to the Credit Parties' failure to comply with Section 10.6(E) of the Credit Agreement.

     3. The Lenders have extended credit to the Borrowers under the Credit Agreement as evidenced by, among other things, the Notes evidencing the Revolving Loan dated as of June 30, 2002 and made by the Borrowers in favor of the Lenders in the aggregate principal amount of $23,000,000 (the "Existing Revolving Loan Notes") and the Notes evidencing the Term Loan dated as of January 8, 2002 and made by the Borrowers in favor of the Lenders in the aggregate principal amount of $30,000,000.

     4. The Credit Parties and the Lenders desire to amend the Credit Agreement to, among other things, amend the interest payment dates on the Loans, require certain additional financial information to be delivered to the Administrative Agent and the Lenders, and expand the role of Silverman Consulting with the Credit Parties, all on the terms, and subject to the conditions, of this Amendment.

     5. Cumulatively, for the four consecutive months ending April 30, 2002, the Credit Parties failed to comply with Section 10.6(E) of the Credit Agreement. On such date, this violation constituted an Event of Default under the Credit Agreement, and such Event of Default has been existing since April 30, 2002.

     6. The Credit Parties have requested that the Lenders extend the forbearance period under the Forbearance Agreement until October 31, 2002, during which period the Lenders will forbear from exercising their rights under the Credit Agreement and the other Loan Documents with respect to such Event of Default, and the Lenders have agreed to such request subject to the terms and conditions of this Amendment.

                                 AGREEMENT:
                                 ---------

     In consideration of the mutual agreements contained in this Amendment, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

     SECTION 1. AMENDMENT TO CREDIT AGREEMENT.
                -----------------------------

     1.1 On the date this Amendment becomes effective, after satisfaction by the Credit Parties of each of the conditions set forth in Section 8 (the "Effective Date"), Section 1.1 of the Credit Agreement is amended by deleting the definition of "Borrowing Base" in its entirety and replacing it as follows:

          Borrowing Base means,  at any time, an amount equal to the sum of
     (i) 85% of the face amount (less discounts, credits, allowances and payments that may be taken by or granted to Account Debtors of the Eligible Accounts Receivable in connection with such Accounts) of all existing Eligible Accounts Receivable that are set forth in the Borrowing Base Certificate most recently delivered by the Parent on behalf of the Borrowers to the Administrative Agent, which amount will be reduced by 100% of the face amount of all payments that any Borrower has received on or in connection with the Eligible Accounts Receivable since the date of such Borrowing Base Certificate; plus
     (ii) 50% of the Value of Eligible Inventory, as set forth in the Borrowing Base Certificate then most recently delivered by the Parent on behalf of the Borrowers to the Administrative Agent; provided that, in determining the Borrowing Base effective as of June 30, 2002, the maximum amount contributed pursuant to this clause (ii) shall not exceed 65% of the aggregate amount of clause (i) above plus this clause (ii); plus (iii) if the Credit Parties have delivered to Agents a business plan of the Credit Parties, in form and substance reasonably satisfactory to the Agents, for the period commencing on September 15, 2002 and continuing thereafter, $1,500,000; provided that, notwithstanding anything in this Agreement to the contrary, any of the Agents may elect (if no Event of Default exists, based on the results of a field audit or, if an Event of Default exists, at any time), in its commercially reasonable discretion, to change the foregoing method of calculating the Borrowing Base by reducing advances against Eligible Accounts Receivable or Eligible Inventory or by reducing the amount provided for under clause (iii) above.

     1.2 On the Effective Date, Section 4.2 of the Credit Agreement is amended by deleting such Section in its entirety and replacing it as follows:

          4.2 Interest Payment Dates. Accrued interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each calendar month and at maturity (by acceleration, conversion into a Eurodollar Loan, or otherwise). Accrued interest on each Eurodollar Loan shall be payable on each one-month anniversary of the first day of such Interest Period and at maturity (by acceleration, conversion into a Base Rate Loan, or otherwise). After maturity, accrued interest on all Loans shall be payable on demand.

     1.3 On the Effective Date, Section 7.1 of the Credit Agreement is amended by deleting such Section in its entirety and replacing it as follows:

          7.1 Making of Payments. All payments of principal of or interest on the Notes, and of all Commitment Fees and Letter of Credit fees, shall be made by the Borrowers to the Administrative Agent in immediately available funds at the office specified by the Administrative Agent not later than noon (Chicago, Illinois time) on the date due and funds received after that time shall be deemed to have been received by the Administrative Agent on the next following Business Day. The Administrative Agent shall promptly but in no event less frequently than weekly remit to each Lender or other holder of a
     Note its share of all such payments received in collected funds by the Administrative Agent for the account of such Lender or holder. All payments under Section 8.1 shall be made by the Borrowers directly to the Lender entitled thereto.

     1.4 On the Effective Date, Section 10.1 of the Credit Agreement is amended by adding new subsection (M) to such Section as follows:

          (M) Cash Flow Projections. (i) By September 13, 2002 and on or before the first day of each calendar month thereafter, commencing with October 2002, a 13-week cash flow projection for the Parent and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent and (ii) by September 13, 2002, financial projections for the Parent and its Subsidiaries for the remainder of Fiscal Year 2002 and Fiscal Year 2003 (including balance sheets, an operating budget and a cash flow budget), prepared with the assistance of Silverman Consulting and accompanied by a certificate of a Responsible Officer of the Parent on behalf of the Borrowers to the effect that (i) such projections were prepared by the Borrowers in good faith, (ii) the Parent has a reasonable basis for the assumptions contained in such projections and (iii) such projections have been prepared in accordance with such assumptions. Notwithstanding the foregoing, the Credit Parties will furnish to the Administrative Agent and each Lender, upon the reasonable request of the Administrative Agent, updated or revised financial statements required under clause (ii) above upon any material change in condition (financial or otherwise) of the Credit Parties taken as a whole.

     1.5 On the Effective Date, Section 10.20 of the Credit Agreement is amended by deleting the proviso clause at the end of such Section in its entirety and replacing it as follows:

               provided that, no Investment  otherwise  permitted by clause
               (C) shall be permitted to be made in any amount to the extent that such Investment is not in the ordinary course of business if, immediately before or after giving effect thereto, any Default or Event of Default has occurred and is continuing; provided, further, that, no Investment otherwise permitted by clause (D) shall be permitted to be made in an amount that exceeds the beginning balance of the current Fiscal Year if, immediately before or after giving effect thereto, any Default or Event of Default has occurred and is continuing.

     SECTION 2. AMENDMENT TO EXISTING REVOLVING LOAN NOTES.
                ------------------------------------------

     On the Effective Date, the Existing Revolving Loan Notes are amended by deleting the second paragraph of each Existing Revolving Loan Note and replacing it as follows:

          The Borrowers further promise to pay interest on the outstanding principal amount of the indebtedness represented by this Note from the date of this Note until payment in full of such indebtedness at the applicable rates set forth in Section 4.1 of the Credit Agreement. Except as otherwise provided in the Credit Agreement, interest is payable monthly in arrears not later than the last Business Day of each calendar month and computed on the basis of a 360-day year for the actual number of days elapsed.

     SECTION 3. AMENDMENT TO SIXTH AMENDMENT TO CREDIT
                AGREEMENT AND AMENDMENT TO FORBEARANCE AGREEMENT.
               -------------------------------------------------

     On the Effective Date, the Sixth Amendment to Credit Agreement and Amendment to Forbearance Agreement, dated as of June 30, 2002, among the Credit Parties, the Lenders and the Agents (the "Sixth Amendment"), is amended by deleting Section 8.1(D) from the Sixth Amendment in its entirety and replacing it as follows:

                  (D)      [Intentionally omitted].

     SECTION 4. ACKNOWLEDGMENT OF THE BORROWER.
                ------------------------------

     4.1 Outstanding Balance. As of the date of this Amendment, the Credit Parties acknowledge and agree that the Borrowers owe the Lenders an aggregate principal amount of $40,200,881.10 of under the Credit Agreement and the other Loan Documents, plus accrued and unpaid interest, fees and other expenses (if any). The Borrowers have made all payments under the Credit Agreement and the other Loan Documents required to be made as of the date hereof.

     4.2 Default. The Credit Parties acknowledge that an Event of Default has occurred and is continuing under Section 12.1(D) of the Credit Agreement due to the Credit Parties' violation of the financial covenant set forth in Section 10.6(E) of the Credit Agreement for the four consecutive months ending April 30, 2002 (the "Existing Default").

     SECTION 5. FORBEARANCE.
                -----------

     5.1 Forbearance. During the Forbearance Period (as defined below), the Lenders will not exercise any of their rights or remedies under the Credit Agreement, the Loan Documents or applicable law with respect to the Existing Default and the financial covenants set forth in Sections 10.6(A),
(B), (C), (D), (E) and (F) of the Credit Agreement. For purposes of this Amendment, "Forbearance Period" means the period commencing on the Effective Date and ending on the earlier of (x) October 31, 2002 and (y) the date the Forbearance Period is terminated upon the occurrence of any of the events described in Section 5.6 (the "Termination Date").

     5.2 Eurodollar Loan Limitations. Notwithstanding the terms of the Credit Agreement, the Borrowers acknowledge and agree that, during the Forbearance Period, the Borrowers may only request a Eurodollar Loan borrowing pursuant to Section 2.2(B) of the Credit Agreement, or request a conversion into or a continuation of a Eurodollar Loan pursuant to Section 2.2(D) of the Credit Agreement, with an Interest Period of one month; provided that, during the Forbearance Period, the Borrowers may not select any Interest Period for a Eurodollar Loan that would extend beyond the Forbearance Period

     5.3 Interest Rates. Notwithstanding the terms of the Credit Agreement, the Borrowers acknowledge and agree that, during the Forbearance Period, the Borrowers shall pay interest on the unpaid principal amount of each Loan (a) at all times while such Loan is a Base Rate Loan at a rate per annum equal to the sum of the Base Rate from time to time in effect plus 1.75% and (b) at all times while such Loan is a Eurodollar Loan at a rate per annum equal to the sum of the Eurodollar Rate (Reserve Adjusted) plus 4.00%.

     5.4 Daily Borrowing Base Certificates. Notwithstanding the terms of the Credit Agreement, the Credit Parties acknowledge and agree that, during the Forbearance Period and continuing thereafter until further notice by the Administrative Agent, the Credit Parties will furnish to the Administrative Agent and each Lender, by 1:00 P.M. (Chicago, Illinois time) of each Business Day, a Borrowing Base Certificate, in form reasonably satisfactory to the Agents, dated as of the end of the immediately preceding Business Day and executed by a Responsible Officer of the Parent on behalf of the Credit Parties. Any failure of the Credit Parties to provide any Borrowing Base Certificate as provided in this Section 5.4 shall constitute an Event of Default under the Credit Agreement.

     5.5 Monthly Telephonic Updates. Notwithstanding the terms of the Credit Agreement, the Credit Parties acknowledge and agree that, during the Forbearance Period and continuing thereafter until further notice by the Administrative Agent, the Credit Parties shall conduct telephonic updates with the Administrative Agent and the Lenders, once a month, at such times as the Administrative Agent or any Lender shall reasonably request, to discuss financial or other matters of the Credit Parties. Any failure of the Credit Parties to conduct monthly telephonic updates as provided in this Section 5.5 shall constitute an Event of Default under the Credit Agreement.

     5.6 Termination of Forbearance. Upon the occurrence of any Termination Event (as defined below) and at any time after such occurrence during which a Termination Event is continuing, the Agents are entitled to, without prior notice to the Credit Parties, immediately terminate the Forbearance Period, unless such Termination Event is an Event of Default described in
Section 12.1(C) of the Credit Agreement, in which case the Forbearance Period automatically terminates without demand or notice of any kind. For purposes of this Amendment, "Termination Event" means:

          (A) the failure of the Credit Parties to provide a full liquidation analysis of the Credit Parties and its Subsidiaries to the Administrative Agent and each of the Lenders, in form and substance reasonably satisfactory to the Administrative Agent, on or before August 31, 2002;

          (B) the failure of the Credit Parties to provide a Business Plan to the Administrative Agent and each of the Lenders, in form and substance reasonably satisfactory to the Administrative Agent, on or before September 13, 2002. For purposes of this Section 5.6(B), "Business Plan" means a business plan prepared by the Credit Parties and Silverman Consulting that shall include the following:

               (i) the underlying strategies to maximize the profitability and cash flow of the business of the Parent and its Subsidiaries using all available working capital; and

               (ii) financial projections for the Parent and its Subsidiaries for the remainder of Fiscal Year 2002 and Fiscal Year 2003 (including balance sheets, an operating budget and a cash flow budget) based on the underlying strategies in clause
          (i) above, accompanied by a certificate of a Responsible Officer of the Parent on behalf of the Borrowers to the effect that (a) such projections were prepared by the Borrowers in good faith,
          (b) the Parent has a reasonable basis for the assumptions contained in such projections and (c) such projections have been prepared in accordance with such assumptions;

          (C) the occurrence of an Event of Default under the Credit Agreement (other than the Existing Default or the occurrence of a financial covenant default that may arise under Section 10.6(A), (B),
     (C), (D) or (F) of the Credit Agreement); or

          (D) any representation or warranty made by the Credit Parties under this Amendment or any agreement, instrument or other document executed or delivered by the Credit Parties in connection with this Amendment is untrue or incorrect in any respect when made or any schedule, certificate, statement, report, financial data, notice or writing furnished at any time by the Credit Parties to the Agents or any Lender is untrue or incorrect in any respect on the date as of which the facts set forth therein are stated or certified.

     5.7 Effect at End of Forbearance Period. On the Termination Date, the Existing Default will be deemed to exist and, without regard to any matters transpiring during the Forbearance Period or the financial condition or prospects of the Credit Parties as of such date, the Agent and each Lender shall be fully entitled to exercise any rights and remedies they may have under the Credit Agreement, the other Loan Documents or applicable law.

     5.8 ACKNOWLEDGMENT. THE CREDIT PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE FORBEARANCE PROVISION SET FORTH IN SECTION 5.1 IS EFFECTIVE ONLY DURING THE FORBEARANCE PERIOD AND THAT, AFTER THE TERMINATION DATE, THE CREDIT AGREEMENT WILL BE IN MATERIAL DEFAULT AND THE LENDERS WILL BE FULLY ENTITLED IMMEDIATELY TO EXERCISE THEIR RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THE LOAN DOCUMENTS OR APPLICABLE LAW WITHOUT REGARD TO ANY MATTERS TRANSPIRING DURING THE FORBEARANCE PERIOD OR THE FINANCIAL CONDITION OR PROSPECTS OF THE CREDIT PARTIES. THE CREDIT PARTIES UNDERSTAND THAT THE LENDERS ARE EXPRESSLY RELYING ON THE TERMS OF THIS SECTION 5.8 AND WOULD NOT HAVE ENTERED INTO THIS AMENDMENT BUT FOR THE CREDIT PARTIES' ACKNOWLEDGMENT AND AGREEMENT IN THIS SECTION 5.8.

     5.9 No Waiver. Nothing in this Amendment shall in any way be deemed to be (a) a waiver of any Event of Default including the Existing Default or
(b) an agreement to forbear from exercising any remedies with respect to any Event of Default except as specifically set forth in Section 5.1.

     SECTION 6. FURTHER ASSURANCES OF THE BORROWERS.
                -----------------------------------

     The Credit Parties agree that at any time and from time to time, at the cost and expense of the Credit Parties, the Credit Parties will (a) execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary to complete the transactions contemplated by this Amendment and (b) cooperate fully with the Agents' or any Lender's personnel and representatives with respect to any reasonable request for information by such personnel and representatives.

     SECTION 7. REPRESENTATIONS AND WARRANTIES.
                ------------------------------

     To induce the Lenders to enter into this Amendment, the Credit Parties represent and warrant to the Lenders that:

     7.1 Due Authorization; No Conflict; No Lien; Enforceable Obligation. The execution, delivery and performance by each Credit Party of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental, regulatory or other approvals (if any is required), do not and will not contravene or conflict with any provision of (a) any law, (b) any judgment, decree or order or (c) its articles or certificate of incorporation, bylaws or trust documents and do not and will not contravene or conflict with, or cause any lien to arise under, any provision of any agreement or instrument binding upon any Credit Party or upon any of its property. This Amendment, the Credit Agreement, as heretofore amended and as amended by this Amendment, and the Notes, as amended by this Amendment, are the legal, valid and binding obligations of each Credit Party, enforceable against it in accordance with its respective terms.

     7.2 Representations and Warranties; Default. As of the Effective Date, except for those representations or warranties specifically made as of another date or relating to the Existing Default or specifically relating to Section 9.5 of the Credit Agreement, the representations and warranties of the Credit Parties contained in the Credit Agreement are true and correct. As of the Effective Date, except for the Existing Default and except for any Default or Event of Default that may have occurred under
Section 12.1(J) of the Credit Agreement, no Default or Event of Default has occurred and is continuing.

     SECTION 8. CONDITIONS PRECEDENT.
                --------------------

     Notwithstanding any other provision contained in this Amendment, the effectiveness of this Amendment and the obligation of the Lenders to institute the forbearance contemplated by this Amendment and the commencement of the Forbearance Period are subject to the following:

     8.1 Documents and Fees. The Administrative Agent has received all of the following, each duly executed and dated, or received, by such date as is satisfactory to the Agents and, if applicable, in form and substance satisfactory to the Agents:

          (A) Seventh Amendment to Credit Agreement and Amendment to Forbearance Agreement. This Amendment;

          (B) Consents. Certified copies of all documents evidencing any necessary corporate consents and governmental approvals, if any, with respect to this Amendment;

          (C) Costs and Expenses. All reasonable out-of-pocket costs and expenses to the Agents, including the reasonable fees and out-of-pocket charges of counsel for the Agents;

          (D) Amendment and Forbearance Fee. The Borrowers shall pay a fee to the Administrative Agent for the account of each Lender party to this Amendment in the amount equal to the product of each such Lender's Percentage times $106,250. Additionally, the Borrowers hereby agree and acknowledge that the Borrowers shall pay a fee to the Administrative Agent for the account of each Lender party to this Amendment in the amount equal to the product of each such Lender's Percentage times $106,250 on or before the earliest of (i) October 31, 2002, (ii) the occurrence of an Event of Default under the Credit Agreement (other than the Existing Default or the occurrence of a financial covenant default that may arise under Section 10.6(A), (B), (C), (D) or (F) of the Credit Agreement) and (iii) the occurrence of any Termination Event; and

          (F) Other. Such other documents as the Administrative Agent may reasonably request.

     8.2 Representations and Warranties. The representations and warranties of the Credit Parties set forth in this Amendment are true and correct.

     SECTION 9. MISCELLANEOUS.
                -------------

     9.1 Captions. The recitals to this Amendment (except for definitions) and the section captions used in this Amendment are for convenience only and do not affect the construction of this Amendment.

     9.2 Governing Law; Severability. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Wherever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     9.3 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart will be deemed to be an original, but all such counterparts together constitute but one and the same Amendment.

     9.4 Successors and Assigns. This Amendment is binding upon the Credit Parties, the Lenders and their respective successors and assigns, and inures to the sole benefit of the Credit Parties, the Lenders and their successors and assigns. The Credit Parties have no right to assign their rights or delegate their duties under this Amendment.

     9.5 Continued Effectiveness. Notwithstanding anything contained in this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement or any other Loan Document. The parties to this Amendment expressly do not intend to extinguish the Credit Agreement or any other Loan Document. Instead, the parties to this Amendment expressly intend to reaffirm the indebtedness created under the Credit Agreement and the other Loan Documents. The Credit Agreement and the other Loan Documents remain in full force and effect and the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed.

     9.6 Tolling. Any and all statutes of limitations, repose or similar legal constraints on the time by which a claim must be filed, a person given notice thereof, or asserted, that expire, run or lapse during the Forbearance Period on any claims that any Lender may have against the Credit Parties or any other persons relating to any Credit Party (collectively, the "Forbearance Period Statutes of Limitation") will be tolled during the Forbearance Period. The Credit Parties waive any defense they may have against the Lenders under the Forbearance Period Statutes of Limitation, applicable law or otherwise solely as to the expiration, running or lapsing of the Forbearance Period Statutes of Limitation during the Forbearance Period.

     9.7 Revival of Obligations. If all or any part of any payment under or on account of the Credit Agreement, the other Loan Documents, this Amendment or any agreement, instrument or other document executed or delivered by the Credit Parties in connection with this Amendment is invalidated, set aside, declared or found to be void or voidable or required to be repaid to the issuer or to any trustee, custodian, receiver, conservator, master, liquidator or any other person pursuant to any bankruptcy law or pursuant to any common law or equitable cause then, to the extent of such invalidation, set aside, voidness, voidability or required repayment, such payment would be deemed to not have been paid, and the obligations of the Credit Parties in respect thereof shall be immediately and automatically revived without the necessity of any action by the Lenders.

     9.8 References. From and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the Credit Agreement or any other Loan Document to the Credit Agreement, the Notes or to any term, condition or provision contained "thereunder", "thereof", "therein", or words of like import, mean and are a reference to the Credit Agreement or the Notes (or such term, condition or provision, as applicable) as amended, supplemented, restated or otherwise modified by this Amendment or the Second Amended Notes, as applicable.

     9.9 Costs, Expenses and Taxes. The Credit Parties affirm and acknowledge that Section 15.5 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

     9.10 Waiver of Jury Trial. Each of the Credit Parties, the Agents and the each Lender waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

     9.11  WAIVER  OF  CLAIMS.  THE  CREDIT  PARTIES,  IN  EVERY  CAPACITY,
INCLUDING,  BUT  NOT  LIMITED  TO,  AS  SHAREHOLDERS,  PARTNERS,  OFFICERS,
DIRECTORS, INVESTORS AND/OR CREDITORS OF ANY CREDIT PARTY, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE EACH AGENT AND EACH LENDER AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS FROM AND OF ANY AND ALL KNOWN CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS THE CREDIT PARTIES MAY HAVE OR MAY HAVE MADE OR THAT ARE BASED ON FACTS OR CIRCUMSTANCES OF WHICH ANY CREDIT PARTY HAS KNOWLEDGE ARISING AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS AGREEMENT AGAINST ANY OR ALL OF ANY AGENT, ANY LENDER, OR ANY OF THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS.

                [Balance of page intentionally left blank.]

     Delivered at Chicago, Illinois, as of the date and year first above written.

                                       CREDIT PARTIES:

                                       ROHN INDUSTRIES, INC.
                                       ROHN INSTALLATION SERVICES, INC.
                                       ROHN ENCLOSURES, INC.
                                       ROHN, INC.
                                       ROHN PRODUCTS, INC.
                                       ROHN CONSTRUCTION, INC.
                                       FOLDING CARRIER CORP.
                                       ROHN FOREIGN HOLDINGS, INC.
                                       UNR REALTY, INC.


                                       By: /s/ Alan R. Dix
                                          ------------------------------
                                          Name:   Alan R. Dix
                                          Title:  Vice President
                                                 (for each of the foregoing
                                                  entities)



                                       LENDERS:

                                       LASALLE BANK NATIONAL ASSOCIATION

                                       By: /s/ James C. Simpson
                                          ------------------------------
                                          Name:   James C. Simpson
                                          Title:  Vice President


                                       NATIONAL CITY BANK

                                       By: /s/ Timothy T. Fogerty
                                           -----------------------------
                                           Name:   Timothy T. Fogerty
                                           Title:  Senior Vice President


                                       U.S. BANK

                                       By: /s/  Ronald Shapiro
                                          ------------------------------
                                          Name:   Ronald Shapiro
                                          Title:  Vice President





                                       COMERICA BANK

                                       By: Mark A. Reifel
                                           -----------------------------
                                           Name:   Mark A. Reifel
                                           Title:  Vice President


                                       ASSOCIATED BANK, N.A.

                                       By: /s/ Joseph J. Gehrke
                                          ------------------------------
                                           Name:   Joseph J. Gehrke
                                           Title:  Vice President